                                                                Exhibit 10.12





                         FIFTH AMENDMENT TO AMENDED AND

                      RESTATED LOAN AND SECURITY AGREEMENT

                                      among

                          OUTBOARD MARINE CORPORATION,

                         OMC ALUMINUM BOAT GROUP, INC.,

                          OMC FISHING BOAT GROUP, INC.,

                       OMC LATIN AMERICA/CARIBBEAN, INC.,

                                       and

                   RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP

                          as Borrowers and Guarantors,

                                       and

                       OMC RECREATIONAL BOAT GROUP, INC.,

                                       and

               (AND THE OTHER BORROWERS AND/OR GUARANTORS, IF ANY,

                        FROM TIME TO TIME PARTY HERETO),

                               NATIONSBANK, N.A.,

                             as Agent and a Lender,

        (AND THE OTHER LENDERS, IF ANY, FROM TIME TO TIME PARTY HERETO),
                                   as Lenders

                     Dated effective as of February 25, 1999

                         FIFTH AMENDMENT TO AMENDED AND

                      RESTATED LOAN AND SECURITY AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of February 25, 1999 (the "Effective Date"), is executed and entered into by and among OUTBOARD MARINE CORPORATION, a Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware corporation OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the effective date hereof, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and NATIONSBANK, N.A., a national banking association and successor in interest by merger to NationsBank of Texas, N.A., in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").

                                    RECITALS:

         A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Loan and Security Agreement dated effective as of May 21, 1998, the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998, the Third Amendment to Amended and Restated Loan and Security Agreement dated effective as of December 21, 1998 and the Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 1, 1999 (hereinafter called the "Agreement"). Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

         B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Amendments

         Section 1.1 Amendment to Definitions in Article 1 of the Agreement. Effective as of the date hereof, the following definitions in Article 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "Applicable Margin" means, for the period through the end of the fiscal quarter of OMC in which Agent receives OMC's financial statements dated December 31, 1999, pursuant to Section 11.1(a), two percent (2%) with respect to Eurodollar Loans and one-half percent (0.5%) with respect to Base Rate Loans, subject to adjustment from time to time thereafter to the percentage specified for each Type of Loan, corresponding to the Leverage Ratio, as set forth below, respectively:



               Leverage Ratio                       Eurodollar Loans            Base Rate Loans
               --------------                       ----------------            ---------------

    Greater than or equal to 3.5 to 1.0                  2.00%                       0.50%

  Less than 3.5 to 1.0 but greater than or               1.75%                       0.00%
            equal to 2.5 to 1.0

            Less than 2.5 to 1.0                         1.25%                       0.00%


         provided, that notwithstanding the forgoing, with respect to the amount, if any, of Loans at any time funded and outstanding in excess of the aggregate amount determined under paragraph (b) of the definition of "Borrowing Base" without giving effect to subparagraph
         (vii) thereof, "Applicable Margin" means two and one half percent (2.50%) with respect to Eurodollar Loans and one percent (1.00%) with respect to Base Rate Loans. For the purpose of determining the Applicable Margin, OMC's Leverage Ratio shall be determined based upon OMC's Consolidated financial statements for the months of March, June, September and December delivered to Agent as required by Section 11.1, and any resulting change, if any, in the Applicable Margin, shall become effective (i) as to Base Rate Loans, as of the first day of the calendar month following the month in which such financial statements are delivered to Agent and (ii) as to Eurodollar Loans, as of the date (on or after the effective date as referenced in clause (i) preceding) when any such Eurodollar Loan is made, Continued or Converted, as the case may be.

                  "Leverage Ratio" means, as of the last day of any fiscal quarter of OMC, the ratio of (i) the sum of (A) Indebtedness for Money Borrowed (excluding Reimbursement Obligations) of OMC and its Subsidiaries outstanding on such date and (B) twenty percent (20%) of the notional amount of any Indebtedness of OMC and its Subsidiaries evidenced by Interest Rate Protection Agreements outstanding on such date to (ii) EBITDA of OMC and its Subsidiaries for the twelve-month period ending on such date; provided, however, EBITDA of OMC and its Subsidiaries shall be calculated (A) as of June 30, 1999, for the six-month period ending on such date and (B) as of September 30, 1999, for the nine-month period ending on such date.

         Section 1.2 Amendment to Section 12.1. As of the Effective Date Section
12.1 ("Financial Ratios") hereby is amended and restated to read in its entirety as follows:


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
         Section 12.1      Financial Ratios.

                  (a) Tangible Net Worth. The Loan Parties will not directly or indirectly permit Tangible Net Worth, on any date set forth below to be less than the amounts, set forth opposite such date:


              PERIOD END DATE                                        REQUIREMENT
              ---------------                                        -----------

              June 30, 1999                                                   ($130,000,000)

              September 30, 1999                                              ($120,000,000)

              June 30, 2000                                          An amount equal to Tangible Net
                                                                     Worth as of September 30, 1999


              September 30, 2000                                     An amount equal to the sum of
                                                                     (i) Tangible Net Worth as of
                                                                     September 30, 1999 plus (ii)
                                                                     18,000,000

              June 30, 2001 and the last day of each fiscal          An amount equal to Tangible Net
              quarter thereafter                                     Worth as of September 30, 2000


                  (b) Minimum Interest Coverage. The Loan Parties will not permit OMC's Consolidated Interest Coverage Ratio, determined in accordance with GAAP and based on the financial statements delivered pursuant to Section 11.1, as applicable, measured as of each fiscal quarter ending on each date specified below, for the twelve month period ending on such date (or in the case of September 30, 1999, the nine month period ending on such date) to be less than the ratio set forth opposite such date:


              PERIOD END DATE                                                   REQUIREMENT
              ---------------                                                   -----------

              September 30, 1999                                                1.60 to 1.0

              December 31, 1999                                                 1.00 to 1.0

              March 31, 2000                                                    1.30 to 1.0

              June 30, 2000                                                     1.30 to 1.0

              September 30, 2000                                                1.30 to 1.0

              December 31, 2000 and the last day of each fiscal                 1.50 to 1.0
              quarter thereafter

                  (c) Leverage Ratio. The Loan Parties will not permit OMC's Consolidated Leverage Ratio, determined in accordance with GAAP and based on the financial statements delivered pursuant to Section 11.1, as applicable, measured as of the end of each fiscal quarter ending on each date set forth below, to be greater than the ratio set forth opposite such date:


              PERIOD END DATE                                                  REQUIREMENT
              ---------------                                                  -----------

              June 30, 1999                                                     7.5 to 1.0

              September 30, 1999                                                4.0 to 1.0

              December 30, 1999                                                 4.0 to 1.0

              March 31, 2000                                                    4.0 to 1.0

              June 30, 2000                                                     4.0 to 1.0

              September 30, 2000 and the last day of each fiscal                3.5 to 1.0
              quarter thereafter


                  (d) Minimum EBITDA. The Loan Parties will not permit OMC's Consolidated EBITDA calculated for the three (3) month period ended as of March 31, 1999, to be less than zero Dollars ($0.00).

                                    ARTICLE 2

                                  Miscellaneous

         Section 2.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

                           (i) Amendment Documents. This Amendment, the certain
                  amendment fee letter agreement in connection therewith and any other instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, Agent or the Lenders in connection with this Amendment, in each case duly executed (the "Amendment Documents");


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
                           (ii) Fees and Expenses. Evidence that the costs and
                  expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with
                  Section 16.2 of the Agreement, to the extent incurred and submitted to the Loan Parties, shall have been paid in full;

                           (iii) Additional Information. Agent shall have
                  received such additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby; and

                           (iv) Consents. All consents required by Section 16.9
                  of the Agreement shall have been obtained.

                  (b) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

                  (d) No Default or Event of Default shall have occurred and be continuing.

         Section 2.2 Representations and Warranties. The Loan Parties hereby represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Party's certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii) of Section 6.1(c) of the Agreement (in the case of the certification required by such clause (iii), as subsequently modified pursuant to Section 6.2(b) of the Agreement) remain true, correct and complete as of the effective date of this Amendment.

         Section 2.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any

Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

         Section 2.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

         Section 2.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 2.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders.

         Section 2.7 General. This Amendment, when signed by each signatory as provided hereinbelow (i) shall be deemed effective prospectively as of the effective date specified in the preamble of this Amendment, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


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
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts.

                             BORROWERS:

                             OUTBOARD MARINE CORPORATION

                             By:    /s/ Andrew P. Hines
                                    -----------------------------------------
                             Name:  Andrew P. Hines
                                    -----------------------------------------
                             Title: Executive Vice President and Chief Financial
                                    -----------------------------------------
                                    Officer
                                    -----------------------------------------

                                                              Authorized Officer

                             By:     /s/ Gordon G. Repp
                                    -----------------------------------------
                             Name:   Gordon G. Repp
                                    -----------------------------------------
                             Title:  Assistant Secretary
                                    -----------------------------------------
                                                              Authorized Officer

                             OMC ALUMINUM BOAT GROUP, INC.

                             By:    /s/ Andrew P. Hines
                                    -----------------------------------------
                             Name:  Andrew P. Hines
                                    -----------------------------------------
                             Title: Chief Financial Officer
                                    -----------------------------------------
                                                              Authorized Officer

                             By:    /s/ Gordon G. Repp
                                    -----------------------------------------
                             Name:  Gordon G. Repp
                                    -----------------------------------------
                             Title: Assistant Secretary and Treasurer
                                    -----------------------------------------
                                                              Authorized Officer

                             OMC FISHING BOAT GROUP, INC.

                             By:     /s/ Andrew P. Hines
                                    -----------------------------------------
                             Name:   Andrew P. Hines
                                    -----------------------------------------
                             Title:  Chief Financial Officer
                                    -----------------------------------------
                                                              Authorized Officer

                             By:     /s/ Gordon G. Repp
                                    -----------------------------------------
                             Name:   Gordon G. Repp
                                    -----------------------------------------
                             Title:  Assistant Secretary and Treasurer
                                    -----------------------------------------
                                                              Authorized Officer

                             OMC LATIN AMERICA/CARIBBEAN, INC.

                             By:     /s/ Andrew P. Hines
                                    -----------------------------------------
                             Name:   Andrew P. Hines
                                    -----------------------------------------
                             Title:  Chief Financial Officer
                                    -----------------------------------------
                                                              Authorized Officer

                             By:    /s/ Gordon G. Repp
                                   -----------------------------------------
                             Name:  Gordon G. Repp
                                   -----------------------------------------
                             Title: Assistant Secretary
                                    -----------------------------------------
                                                              Authorized Officer

                             RECREATIONAL BOAT GROUP
                                      LIMITED PARTNERSHIP

                             By:      OMC Recreational Boat Group, Inc.,
                                               General Partner

                                      By:    /s/ Andrew P. Hines
                                             --------------------------------
                                      Name:  Andrew P. Hines
                                             --------------------------------
                                      Title: Chief Financial Officer
                                             --------------------------------
                                                              Authorized Officer

                                      By:     /s/ Gordon G. Repp
                                             --------------------------------
                                      Name:   Gordon G. Repp
                                             --------------------------------
                                      Title:  Assistant Secretary and Treasurer
                                             --------------------------------
                                                              Authorized Officer

                             GUARANTOR:

                             OMC RECREATIONAL BOAT GROUP, INC.

                             By:     /s/ Andrew P. Hines
                                     ----------------------------------------
                             Name:   Andrew P. Hines
                                     ----------------------------------------
                             Title:  Chief Financial Officer
                                     ----------------------------------------
                                                              Authorized Officer

                             By:      /s/ Gordon G. Repp
                                     ----------------------------------------
                             Name:    Gordon G. Repp
                                     ----------------------------------------
                             Title:   Assistant Secretary and Treasurer
                                     ----------------------------------------
                                                              Authorized Officer

                             AGENT:

                             NATIONSBANK, N.A.,
                             successor in
                             interest by merger
                             to NationsBank of
                             Texas, N.A.

                             By:     /s/ Stacy Wills
                                     ----------------------------------------
                             Name:   Stacy Wills
                                     ----------------------------------------
                             Title:  Vice President
                                     ----------------------------------------
                                                              Authorized Officer

                             LENDERS:

                             NATIONSBANK, N.A.
                             successor in interest by merger to
                             NationsBank of Texas, N.A.

                             By:     /s/ Stacy Wills
                                     ----------------------------------------
                             Name:   Stacy Wills
                                     ----------------------------------------
                             Title:  Vice President
                                     ----------------------------------------
                                                              Authorized Officer

                             AMERICAN NATIONAL BANK AND
                             TRUST COMPANY OF CHICAGO

                             By:     /s/ David Weislogel
                                     ----------------------------------------
                             Name:   David Weislogel
                                     ----------------------------------------
                             Title:  Vice President
                                     ----------------------------------------
                                                              Authorized Officer

                             FLEET CAPITAL CORPORATION

                             By:     /s/ Thomas Maiale
                                     ----------------------------------------
                             Name:   Thomas Maiale
                                     ----------------------------------------
                             Title:  Vice President
                                     ----------------------------------------
                                                              Authorized Officer

                             THE CIT GROUP/BUSINESS CREDIT, INC.

                             By:     /s/ Lan K. Haverfield
                                     ----------------------------------------
                             Name:   Lan K. Haverfield
                                     ----------------------------------------
                             Title:  Senior Vice President
                                     ----------------------------------------
                                                             Authorized Officer

                             TRANSAMERICA BUSINESS CREDIT CORPORATION

                             By:     /s/ Ari Kaplan
                                     ----------------------------------------
                             Name:   Ari Kaplan
                                     ----------------------------------------
                             Title:  Senior Account Executive
                                     ----------------------------------------
                                                              Authorized Officer

                             SANWA BUSINESS CREDIT CORPORATION

                             By:     /s/ Thomas Maiale
                                     ----------------------------------------
                             Name:   Thomas Maiale
                                     ----------------------------------------
                             Title:  Vice President
                                     ----------------------------------------
                                                              Authorized Officer


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